SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)       July 1, 2002
                                                  ----------------------


                                Tumbleweed, Inc.
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                     333-579231               61-1327945
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(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
        Incorporation)                                       Identification No.)



2301 River Road, Suite 200, Louisville, KY                          40206
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(Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone number, including area code     502-893-0323
                                                   -----------------------------


No change since last report.
--------------------------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)







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Item 5.  Other Events

         Tumbleweed, Inc. today announced that the Special Committee of the Board of Directors has engaged the investment banking firm of First Tennessee Securities Corporation to act as financial advisors and the law firm of Akin, Gump, Strauss, Hauer & Feld, L.L.P. to act as legal advisors in connection with the Committee's review of the previously announced tender offer proposal. The preliminary non-binding proposal was made by an investor group consisting of Gerald Mansbach, the Company's largest stockholder, Terrance A. Smith, the Company's Chairman, President and Chief Executive Officer, and other Board Members. The proposal contemplates a cash tender offer price of $1.75 per share. The group currently owns approximately 60% of the Company. The Special Committee of outside directors is chaired by David G. Lloyd. There can be no assurance that the proposal will lead to the commencement of any tender offer.
         This summary of the attached press release is qualified in its entirety by the complete text of such document, a copy of which is attached hereto as
Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

(c) Exhibit 99.1 Press Release dated July 1, 2002.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


TUMBLEWEED, INC.

By:          /s/ Glennon F. Mattingly
         -------------------------------
Name:    Glennon F. Mattingly
Title:   Vice President and Chief Financial Officer

Date:    July 1, 2002




















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                                  Exhibit Index

Exhibit No.
-----------

99.1 Press Release dated July 1, 2002




























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                                  Exhibit 99.1

Contact:  Glennon F. ("Buddy") Mattingly, Chief Financial Officer,
          (502)893-0323 (ext. 385)

                       TUMBLEWEED, INC. ANNOUNCES ADVISORS

         Louisville, KY (July 1, 2002) - Tumbleweed, Inc. (NasdaqSC:TWED) today announced that the Special Committee of the Board of Directors has engaged the investment banking firm of First Tennessee Securities Corporation to act as financial advisors and the law firm of Akin, Gump, Strauss, Hauer & Feld, L.L.P. to act as legal advisors in connection with the Committee's review of the previously announced tender offer proposal. The preliminary non-binding proposal was made by an investor group consisting of Gerald Mansbach, the Company's largest stockholder, Terrance A. Smith, the Company's Chairman, President and Chief Executive Officer, and other Board Members. The proposal contemplates a cash tender offer price of $1.75 per share. The group currently owns approximately 60% of the Company. The Special Committee of outside directors is chaired by David G. Lloyd. There can be no assurance that the proposal will lead to the commencement of any tender offer.





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